UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 7, 2014

TriCo Bancshares

(Exact name of registrant as specified in its charter)

California	0-10661	94-2792841
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

63 Constitution Drive, Chico, California		95973
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:(530) 898-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 7, 2014, TriCo Bancshares (the “Company”) held its 2014 annual meeting of shareholders. As of the record date for the annual meeting, there were 16,133,414 shares of common stock outstanding entitled to vote on all proposals presented at the annual meeting. At the annual meeting, the Company’s shareholders (i) approved and adopted the Company’s Agreement and Plan of Merger and Reorganization with North Valley Bancorp dated January 21, 2014, (ii) elected all nine nominees to the Company’s Board of Directors, (iii) reapproved the existing performance criteria under the Company’s 2009 equity incentive plan; (iv) approved the compensation of the Company’s executive officers on an advisory (nonbinding) basis, (v) ratified the selection of Crowe Horwath, LLP as the Company’s principal independent auditor for 2014; and (vi) approved one or more adjournments to permit further solicitation of proxies in favor of the foregoing proposals. The following are the voting results of each matter submitted to the Company’s shareholders at the annual meeting.

1. Approval and adoption of Agreement and Plan of Merger and Reorganization with North Valley Bancorp.:

	Votes	Percent Voting
For	11,692,597	84.37
Against	75,478	0.54
Abstain	66,708	0.48
Broker Non-Votes	2,024,428	14.61

2. Election of the following nine nominees to the Company’s Board of Directors:

Nominee	For	Percent Voted	Withheld	Percent Voted	Abstained/ Broker Non-Votes	Percent Voted
Donald J. Amaral	11,693,912	84.38	140,871	1.01	2,024,428	14.61
William J. Casey	10,786,251	77.83	1,048,532	7.56	2,024,428	14.61
Craig S. Compton	11,693,416	84.37	141,367	1.02	2,024,428	14.61
L. Gage Chrysler III	11,110,656	80.17	724,127	5.22	2,024,428	14.61
Cory W. Giese	11,695,439	84.39	139,344	1.00	2,024,428	14.61
John S. A. Hasbrook	11,677,409	84.26	157,374	1.13	2,024,428	14.61
Michael W. Koehnen	11,692,211	84.36	142,572	1.03	2,024,428	14.61
Richard P. Smith	11,698,895	84.41	135,888	0.98	2,024,428	14.61
W. Virginia Walker	11,685,935	84.32	148,848	1.07	2,024,428	14.61

3. Reapproval of the performance criteria under the Company’s 2009 Equity Incentive Plan:

	Votes	Percent Voting
For	11,493,170	82.93
Against	175,843	1.27
Abstain	165,770	1.19
Broker Non-Votes	2,024,428	14.61

4. Advisory (nonbinding) approval of the compensation of the Company’s executives:

	Votes	Percent Voting
For	11,459,212	82.68
Against	164,291	1.19
Abstain	211,280	1.52
Broker Non-Votes	2,024,428	14.61

5. Ratification of Crowe Horwath LLP as the Company’s independent public accountants for the 2014 fiscal year:

	Votes	Percent Voting
For	13,628,727	98.34
Against	44,041	0.32
Abstain	186,442	1.34
Broker Non-Votes	0	0

6. Approval of adjournments to solicit additional proxies:

	Votes	Percent Voting
For	12,724,725	91.82
Against	881,836	6.36
Abstain	252,650	1.82
Broker Non-Votes	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2014	TRICO BANCSHARES
(Registrant)

	By:	/s/ Thomas J. Reddish
Thomas J. Reddish
Executive Vice President
Chief Financial Officer